SUPPLEMENT TO THE FIDELITY U.S. EQUITY
INDEX PORTFOLIO
STATEMENT OF ADDITIONAL INFORMATION
APRIL 19, 1996
The following information has been eliminated from the "Management Contract" section on page 19:
To comply with the California Code of Regulations, FMR will reimburse the fund if and to the extent that the fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of average net assets in excess of $100 million. When calculating the fund's expenses for purposes of this regulation, the fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its custodian fees attributable to investments in foreign securities.
Effective October 21, 1996, the following information replaces the fund's non-fundamental limitation (v) found in the "Investment Policies and Limitations" section on page 3.
The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
SUPPLEMENT TO THE FIDELITY U.S. BOND
INDEX PORTFOLIO
STATEMENT OF ADDITIONAL INFORMATION
APRIL 19, 1996
The following information replaces the fund's non-fundamental limitation
(v) found in the "Investment Policies and Limitations" section on page 3. The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
The following information has been eliminated from the "Management Contract" section on page 19.
To comply with the California Code of Regulations, FMR will reimburse the fund if and to the extent that the fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of average net assets in excess of $100 million. When calculating the fund's expenses for purposes of this regulation, the fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its custodian fees attributable to investments in foreign securities.